UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2009

MAXLIFE FUND CORP.
 (Exact Name of Registrant as Specified in Charter)

Wyoming	333-138298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Sheppard Avenue East, Suite 900 North York, Ontario Canada M2N 5W9
(Address of principal executive offices) (Zip Code)

1-866-752-5557
(Registrant’s telephone number, including area code)

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2009, Daniel Kahan resigned as a member of the Board of Directors of Maxlife Fund Corp. (“we”, “Maxlife”, or the “Company”) based on a disagreement with the Company regarding the restriction period of the common stock underlying his outstanding warrants.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits.

17.1	Letter, dated January 8, 2009, from Daniel Kahan to the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXLIFE FUND CORP.

Dated: January 9, 2009	By:	/s/ Bennett Kurtz
Name: Bennett Kurtz
Title: President, Chief Executive Officer, Chief Financial Officer, and Director